SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Dotronix, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOTRONIX, INC.
160 First Street S.E.
New Brighton, Minnesota 55112

_________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_________________

To the Shareholders of Dotronix, Inc.:

                The annual meeting of shareholders of Dotronix, Inc. (the “Company”) will be held on Wednesday, December 8, 2004, at 3:00 p.m., at the offices of Fredrikson & Byron, 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402 for the following purposes:

(1)	To set the number of directors at three (3);

(2)	To elect directors for the ensuing year;

(3)	To approve an increase in the number of shares reserved under the Company’s 1999 Stock Incentive Plan from 250,000 to 500,000 shares.

(4)	To approve and ratify selection of Lurie Besikof Lapidus & Company, LLP as the Company independent auditors for the current fiscal year;

(5)	To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

                The Board of Directors has fixed the close of business on October 28, 2004 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

                Your vote is important. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

A copy of the Company’s Annual Report to Shareholders is included with this mailing, which is expected to begin on or about November 5, 2004. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

By Order of the Board of Directors

/s/ Robert V. Kling Robert V. Kling, Secretary

Dated:    October 28, 2004
                New Brighton, Minnesota

DOTRONIX, INC.

Annual Meeting of Shareholders
December 8, 2004

PROXY STATEMENT

_________________

INTRODUCTION

        Your Proxy is solicited by the Board of Directors of Dotronix, Inc. (“the Company”) for use at the Annual Meeting of Shareholders to be held on December 8, 2004, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed but lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        The mailing address of the principal executive office of the Company is 160 First Street S.E., New Brighton, Minnesota 55112-7894. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about November 5, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed October 28, 2004, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on October 28, 2004, the Company had 5,612,741 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

        The following table provides information as of October 28, 2004, concerning the beneficial ownership of the Company’s voting securities by: (i) each director of the Company, (ii) each executive officer named in the Summary Compensation Table, (iii) each person known by the Company to own more than 5% of a class of voting stock of the Company, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares owned by them. Unless otherwise indicated, officers and directors can be reached at the Company’s principal executive office.

Name or Identity of Beneficial Owner and Address of 5% Owners	Number of shares beneficially owned (1)		Percent of Class

Estate of William S. Sadler	663,959	(2)	11.8%
1370 West Ryan Avenue
Roseville, MN 55113

Kurt T. Sadler	66,206	(3)	1.2%

Ray L. Bergeson	29,350	(4)	*

L. Daniel Kuechenmeister	30,850	(4)	*

Terry L. Myhre	1,100,000		19.6%
9691 North 101st Street
Stillwater, MN 55082

Marquette Securities	377,000	(5)	6.7%
431 Seventh Street South
Suite 2515
Minneapolis, MN 55415

All officers and directors as a group (4 persons)	174,906	(6)	3.1%

*  Less than 1 percent of the outstanding stock.

(1)	For each person or group, any securities that the person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights, have been added to the total amount of outstanding shares when determining the percent owned by such person or group.

(2)	Kurt T. Sadler, Chief Executive Officer of the Company, is one of three personal representatives of the Estate of William S. Sadler.

(3)	Includes 3,000 shares owned jointly by Mr. Kurt T. Sadler and one of his daughters and 12,500 shares underlying stock options exercisable within 60 days.

(4)	Includes 2,500 shares underlying stock options exercisable within 60 days.

(5)	Includes 3,500 shares underlying stock warrants exercisable within 60 days.

(6)	Includes 3,000 shares owned jointly by Mr. Kurt T. Sadler and one of his daughters and 30,000 shares underlying stock options exercisable within 60 days.

CORPORATE GOVERNANCE

        The Company’s business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that the Company follows are summarized below.

Independence

        The Board has determined that a majority of its members are “independent directors” as defined by the rules of the National Association of Securities Dealers, Inc. (the “NASD”). The Company’s independent directors are Ray L. Bergeson and L. Daniel Kuechenmeister since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Kurt T. Sadler is precluded from being considered independent since he serves as an executive officer of the Company.

Code of Ethics

        The Company has adopted a Code of Ethics and Business Conduct (the “Code”), which applies to the business conduct of the principal executive officer, principal financial officer, principal accounting officer and controller. The Code is available at no charge to any shareholder who sends a written request for a paper copy to: Dotronix, Inc., ATTN: Robert V. Kling, CFO, 160 First Street S.E., New Brighton, MN 55112. If the Company makes any substantive amendments to the Code or grants any waiver, including any implicit waiver from a provision of the Code for the directors or executive officers, the nature of such amendment or waiver will be disclosed in a Current Report on Form 8-K.

Meeting Attendance

        Board and Committee Meetings. During fiscal 2004, the Board of Directors held eight formal meetings. Each incumbent director attended 85% or more of the total number of meetings held during the period for which he has been a director or served on committees of the Board and of committees of which he was a member.

        Annual Meetings of Shareholders. The Company does not have a policy that requires members of the Board to attend the Annual Meeting of Shareholders. Directors’ attendance at annual meetings of shareholders can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. Accordingly, all directors are encouraged to attend annual meetings of shareholders. All of the Company’s directors attended the last annual meeting of shareholders, which was held in December 2002.

Committees of the Board

        The Company’s Board of Directors has three standing committees, the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee.

        Audit Committee, Independence and Financial Expert.   The Audit Committee, whose members are Ray L. Bergeson and L. Daniel Kuechenmeister, is responsible for reviewing, in consultation with the independent accountants, the Company’s financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is also responsible for the engagement of the independent accountants and reviews other matters relating to the Company’s relationship with the independent accountants. The Audit Committee’s Report is included on page 16. The Audit Committee met four times during fiscal 2004. The recently amended Audit Committee Charter as approved by the Audit Committee on October 22, 2004 is attached herewith as Appendix A. Members of the Audit Committee of Dotronix are considered “independent directors” under the rules of the NASD.

        The Audit Committee does not have an “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. On August 12, 2003 a member of the audit committee who qualified as an “audit committee financial expert” resigned from the Board of Directors. The Company is attempting to replace that director with a new director with audit committee financial credentials, but has not yet been successful in securing a replacement.

        Compensation and Stock Option Committee.   The Compensation and Stock Option Committee, whose members are Ray L. Bergeson and L. Daniel Kuechenmeister, recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company’s 1999 Stock Incentive Plan and 1999 Non-employee Director Stock Option and Stock Grant Plan. The Compensation and Stock Option Committee met two times during fiscal 2004.

        Nominating Committee, Procedures and Policy.   The Nominating Committee, whose members are Ray L. Bergeson and L. Daniel Kuechenmeister, was established in 2004 to recommend candidates for the Company’s Board of Directors. The recently adopted Charter of the Nominating Committee is attached herewith as Appendix B and is described below:

        Board Membership Criteria.   The Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms engaged by the Company and other sources. In evaluating director nominees, the Committee considers the following factors:

•	the appropriate size and the diversity of the Company's Board of Directors;

•	the needs of the Board with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in the industry in which the Company operates, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;

•	age and legal and regulatory requirements;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

        Minimum Qualification of Directors.   The Committee believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with the Company’s business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than five boards of public companies. The Committee may modify these minimum qualifications from time to time.

        Shareholder Nomination of Directors.   A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Chief Financial Officer of the Company at the company’s principal office. Notice of a recommendation must include:

        with respect to the shareholder:

–	name, address, the class and number of shares such shareholder owns;

        with respect to the nominee:

–	name, age, business address, residence address,
–	current principal occupation,
–	five year employment history with employer names and a description of the employer’s business,
–	the number of shares beneficially owned by the nominee,
–	whether such nominee can read and understand basic financial statements, and
–	membership in boards of public companies, if any.

        The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

Procedures for Shareholder Communications to Directors

        Shareholders may communicate directly with the Board of Directors. All communications should be in writing and should be directed to the Chief Financial Officer at the Company’s principal offices: 160 First Street S.E., New Brighton, Minnesota 55112. Each communication should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for one or more specific directors. If no individual director is specified, the communication will be forwarded to the entire Board.

Directors’ Compensation

        Directors of the Company who are not employees of the Company are compensated at the rate of $10,000 per fiscal year. In addition, nonemployee directors participate in the Dotronix, Inc. 1999 Nonemployee Director Stock Option and Stock Grant Plan (the “Director Plan”), which was amended by the Board in 2004. Each non-employee director of the Company is eligible to participate in the Director Plan. Under the Director Plan, an initial option to purchase 5,000 shares was granted automatically immediately following the Company’s annual meeting of shareholders, to each eligible director, and will be granted thereafter to each eligible director, if any, who is elected to the Board of Directors for the first time at such meeting. In addition, a grant of 500 shares and an option to purchase 2,500 shares will be granted automatically on an annual basis immediately following each annual meeting of the Company’s shareholders to each eligible director in office who previously received an initial grant as described in the preceding sentence. All options granted under the Director Plan have an exercise price equal to the fair market value of the Company’s Common Stock on the date of the grant, determined in accordance with the Director Plan, and become exercisable six months after the date of grant (or immediately in the event of death of the holder thereof). The option exercise price is payable in cash. Options granted under the Director Plan are “nonqualified options” under the Internal Revenue Code of 1986, as amended. Because there was no annual meeting in fiscal 2004, the normal grants made Pursuant to the Director Plan, during the year ended June 30, 2004 to Mr. Bergeson and to Mr. Kuechenmeister were not made. In June 2004 a one time grant of 1,850 shares was made to each director in lieu of the options and grants not made.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        As of September 2003, Kurt T. Sadler and Robert V. Kling were employed under employment contracts approved by the Board of Directors, which expire June 30, 2006. Mr. Sadler’s and Mr. Kling’s employment agreements provides for a monthly base salary of not less than $6,650 and $6,500 respectively, that are adjusted annually at the same rate as the average annual salary adjustment of all of the Company’s employees. Each will receive a bonus of 3% of the Company’s quarterly pre-tax earnings if such earnings exceed $50,000 but are below $89,999. If the Company’s quarterly pre-tax earnings equal or exceed $90,000, each will receive 5% of such earnings. Mr. Sadler and Mr. Kling were each granted stock options to purchase 50,000 shares of common stock, with a vesting schedule that provided options to purchase 12,500 shares of common stock would vest every six months, until the total had vested. The option price was the closing price of the stock on the day the option was granted, and the option will be for 10 years. If employment is terminated other than for cause, death or disability, or due to resignation, or either of their responsibilities are materially reduced without their agreement or they are required to relocate without their agreement, then each is entitled to a severance payment equal to his then current annual base salary, and to all unvested stock options.

        On August 27, 2004 the Company, upon approval of the Compensation and Stock Option Committee of the Board of Directors, granted 10,000 shares of common stock each to Mr. Sadler and Mr. Kling, with a vesting schedule as follows; 2,500 shares at date of grant, 2,500 shares on October 1, 2004, 2,500 shares on January 1, 2005, and 2,500 shares on April 1, 2005. If employment is terminated other than for cause, death or disability, or due to resignation, or either of their responsibilities are materially reduced without their agreement or they are required to relocate without their agreement, then each is entitled to all unvested shares.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

        The Bylaws of the Company provide that the number of directors, which shall not be less than two, shall be determined by the shareholders. The Board of Directors recommends that the number of directors be set at three and that the persons currently serving on the Board be nominated for election at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at three requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

        In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
Kurt T. Sadler	42	President and Director
Ray L. Bergeson	78	Director
L. Daniel Kuechenmeister	74	Director

        Kurt T. Sadler was appointed president of Dotronix, Inc. in June 2003. Mr. Sadler has 24 years of experience in the high-resolution display industry with Dotronix. He started with Dotronix at its inception in 1980 and helped expand the product line through four company acquisitions. He has previously held management positions in manufacturing operations, client services, material control, and product costing. Mr. Sadler also serves as a Director for a precision DC servo motor manufacturer and has experience managing a commercial real estate business.

        Ray L. Bergeson has been a director of the Company since 1987. Mr. Bergeson was employed by Honeywell, Inc. from 1952 through 1988 in various management positions where he was responsible for the development of numerous instrumentation and control systems used on a wide range of aircraft and space vehicles. He was awarded nine patents during that period. Since his retirement form Honewyell, he has performed consulting services in the areas of system development and strategic planning. Mr. Bergeson graduated from Purdue University with a degree in electrical engineering.

        L. Daniel Kuechenmeister has been a director of the Company since 1994. Mr. Kuechenmeister was employed by Honeywell, Inc. in various management positions from 1956 through 1990. From 1984 until his retirement in 1990 he was Manager of Contracts for the Inertial Components Business Area. Since his retirement he has consulted in the areas of contract negotiations and utilities auditing and taught classes in government contract negotiations as an adjunct professor at the University of St. Thomas, St. Paul, Minnesota. He has served on the Board of Merrick Companies, Inc., a non-profit social services entity, during which time he was President of the Board for two terms. Mr. Kuechenmeister holds a B.A. degree from the University of Minnesota.

EXECUTIVE OFFICERS

        The name, age and position of each of the Company’s current executive officers are listed below.

Name	Position	Age
Kurt T. Sadler	President and Director	42
Robert V. Kling	Chief Financial Officer	62

        See “Election of Directors” (Proposals #1 and #2) above for the biography of Kurt T. Sadler.

        Robert V. Kling has been Chief Financial Officer since February 1999. Prior to joining the Company Mr. Kling held positions in accounting and in financial management. Mr. Kling was employed as controller and vice-president finance for a major wholesale lumber company for 15 years.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation, paid or accrued, during each of the Company’s last three fiscal years to the Chief Executive Officer. There was no other executive officer whose total annual salary and bonus paid or accrued during fiscal year 2004 exceeded $100,000.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards (#)	Options Granted (#)	LTIP Payouts ($)	All Other Comp ($)

Kurt T. Sadler
President (Chief	2004	79,800	0	0	0	50,000	0	0
Executive Officer)(1)	2003	55,085	0	0	0	0	0	0

(1)	Prior to Mr. Sadler’s election as President in June 2003, he was not an officer; therefore, his fiscal 2002 compensation is not included.

Option Grants During 2004 Fiscal Year

The following table provides information regarding stock options granted during fiscal 2004 to the named executive officer in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date

Kurt T. Sadler	50,000(1)	50%	$0.40	November 16, 2008

(1)	The option was granted on November 17, 2003 and is exercisable to the extent of 12,500 shares on each of November 17, 2003, April 1, 2004, October 1, 2004 and April 1, 2005.

Option Exercises During 2004 Fiscal Year and Fiscal Year-End Option Values

        The following table provides information as to options exercised by the named executive officer in the Summary Compensation Table during fiscal year 2004 and the number and value of options held at June 30, 2004. The Company has no outstanding stock appreciation rights:

Name	Shares Acquired on Exercise	Value Realized (1)	Number of Unexercised Options at June 30, 2004 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at June 30, 2004 (2) Exercisable/Unexercisable

Kurt T. Sadler	25,000	$41,750	0 Exercisable	$0 Exercisable
			25,000 Unexercisable	$51,250 Unexercisable

(1)	Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company’s Common Stock on the date of exercise, as reported on the OTC Bulletin Board, multiplied by the number of shares of Common Stock underlying the option(s).

(2)	Value is calculated on the basis of the difference between the option exercise price and the closing price on June 30, 2004, as reported on the OTC Bulletin Board, multiplied by the number of shares of Common Stock underlying the option(s).

Employment Agreements

        See “Certain Transactions and Business Relationships” on page 8.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received, the Company believes that, during the period from July 1, 2003 through June 30, 2004, all its officers, directors, and greater than ten-percent beneficial owners complied with the filing requirements, except that Terry Myhre was late filing one Form 4 reporting one transaction.

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED
UNDER THE COMPANY’S 1999 STOCK INCENTIVE PLAN AMENDMENT
(Proposal #3)

        In 1999, the Board of Directors and shareholders of the Company approved the 1999 Stock Incentive Plan (the “Plan”) with 250,000 shares of common stock reserved under the Plan. With less than 10,000 shares available for future options under the Plan, the Board approved an amendment to the Plan to increase the shares reserved under the Plan from 250,000 to 500,000 shares. The Board recommends that all shareholders vote in favor of increasing the number of shares reserved under the Plan from 250,000 to 500,000 shares.

Summary of 1999 Stock Incentive Plan

        A general description of the basic features of the Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to Robert Kling, the Company’s Chief Financial Officer.

General

        The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, and independent contractors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

        Under the Plan, awards may be made of stock options, of restricted stock, or of unrestricted stock. Options granted under the Plan may be either incentive stock options (“ISOs”) intended to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or as options which do not so qualify (“non-ISOs”). As amended and subject to adjustment as provided in the Plan, the aggregate number of shares that may be issued under the Plan is 500,000 shares. By its terms, the Plan will expire on December 28, 2009.

        The Plan is administered by a committee of the Board of Directors that includes only non-employee directors (the “Committee”). Subject to the express provisions of the Plan and to applicable law, the Committee has the authority to designate participants in the Plan; determine the types, terms and conditions of awards granted and the number of shares covered thereby; amend the terms and conditions of any award and accelerate the exercisability of options or the lapse of restrictions relating to restricted stock; determine whether, to what extent and under what circumstances awards may be exercised in cash or other forms of payment; interpret and administer the Plan and any award thereunder; establish, amend, suspend or waive rules and regulations under the Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        The Board of Directors can amend, alter, suspend, discontinue or terminate the Plan at any time. However, it cannot take any action that would, absent shareholder approval, violate any applicable rules of any securities exchange or cause the Company to be unable under the Code to grant ISOs under the Plan, unless such shareholder approval is obtained. In addition, the Committee can waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively. However, except as otherwise provided in the Plan or in the applicable award, the Committee cannot amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, if this action would adversely affect the rights of the holder of the award, without the consent of the holder.

Eligibility

        Any employee, officer, consultant, or independent contractor providing services to the Company or any Affiliate (as defined in the Plan) is eligible to receive an award under the Plan. However, ISOs may only be granted to full or part-time employees of the Company or such Affiliate. In determining which eligible persons shall receive an award under the Plan and the terms of any award, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, deems relevant.

Stock Option Grants

        The Committee will fix the term and determine the exercise price of any stock option granted under the Plan, but the exercise price cannot be less than the Fair Market Value per share (as defined in the Plan) of the Company’s Common Shares at the date of grant. The Committee also will determine the times at which an option can be exercised and the permitted manner and form of payment of the exercise price of the option. No option will be transferable by a grantee other than by will or by the laws of descent and distribution, except that, if permitted by the Committee, a grantee may transfer Non-ISOs or designate a beneficiary or beneficiaries to exercise the rights of the grantee and receive any property distributable with respect to any award upon the death of the grantee.

        The Plan authorizes the Committee to adjust the number of shares covered by, and the exercise price under, outstanding stock options in the event of certain corporate actions or transactions if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Restricted Stock Awards

        The Committee may grant Common Shares of the Company to eligible participants under the Plan, which grants are subject to vesting or other types of restrictions. If the grantee leaves the Company’s employ before the restrictions lapse, the shares are forfeited back to the Company. During the restricted period, the shares are not transferable by the grantee. The Committee may waive any or all of the restrictions under a restricted stock award if it finds that such a waiver is in the best interest of the Company.

Stock Grants

        The Committee also may make outright grants of Common Shares of the Company under the Plan.

Income Tax Withholding and Payment

        In order to assist a grantee in paying federal and state taxes required to be withheld or collected upon the exercise, receipt of, or lapse of restrictions relating to an award under the Plan, the Committee may permit the grantee to satisfy such tax obligation either by having the Company withhold a portion of the shares otherwise issuable upon such exercise, receipt or lapse with a fair market value equal to the amount of such taxes, or by delivering to the Company shares other than shares issuable upon such exercise, receipt or lapse with a fair market value equal to the amount of such taxes. The Committee also may award cash bonuses to grantees to enable them to pay federal and state taxes which become due upon such exercise, receipt or lapse.

Plan Benefits

        The table below shows the total number of shares underlying stock options that have been granted under the Plan as of October 28, 2004 to the named executive officer in the Summary Compensation Table and the groups set forth, without taking into account exercises or cancellations. Because future grants of stock options under the Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the Plan cannot be determined at this time.

Name and Position/Group	Shares of Common Stock Underlying Options Received
Kurt T. Sadler, President and CEO	64,033
Current Executive Officers as a Group (2 persons)	124,033
Current Directors who are not Executive Officers
as a Group (2 persons)	0
Current Employees who are not Executive Officers
or Directors as a Group (9 persons)	10,800

Recommendation of Board of Directors

        The Board of Directors believes that the proposed increase of shares reserved under the Plan from 250,000 to 500,000 shares is desirable and in the best interests of the Company and its shareholders because it may enhance the Company’s ability to attract and retain qualified officers, employees, consultants and contractors. In addition, awards under the Plan would have the effects of aligning these persons’ economic interests with those of shareholders and of providing an incentive to improve the performance of the Company. For these reasons, the Board of Directors recommends that shareholders vote FOR the proposed Plan amendment described above. This proposal requires an affirmative vote of the shareholders of a majority of the voting power present and entitled to vote in order to be approved.

Equity Compensation Plan Information at June 30, 2004

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity Compensation plans
approved by security holders	80,228(1)	$0.82	103,709(2)
Equity compensation plans not
approved by security holders	None	Not Applicable	None
Total	80,228	$0.82	103,709

(1)     50,000 shares to be issued under outstanding options under the 1999 Employee Plan, 2,500 shares under the 1999 Non-employee Director Plan, 1,728 shares under the 1989 Employee Plan and 26,000 shares under the 1991 Non-employee Director Plan.

(2)     42,709 shares remaining under the Employee Plan and 61,000 shares remaining under the Non-employee Director Plan. The shares remaining under the Employee Plan are issuable in the form of options, restricted common stock or non-restricted common stock. The shares remaining under the Non-employee Director Plan are issuable in the form of options and non-restricted common stock.

RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS
(Proposal #4)

        Lurie Besikof Lapidus & Company, LLP has acted as the Company’s independent accounting firm for the fiscal year ended June 30, 2004, and has been selected as the Company’s independent accounting firm for the current fiscal year 2005. Although it is not required to do so, the Company wishes to submit the selection of Lurie Besikof Lapidus & Company, LLP, for shareholders’ ratification at the Annual Meeting. If the selection is not ratified, the Company will reconsider the selection. A representative of Lurie Besikof Lapidus & Company, LLP, is expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if so desired, and will be available at the meeting to respond to appropriate questions from the Company’s shareholders.

AUDIT FEES

        The aggregate fees billed and to be billed by Lurie Besikof Lapidus & Company, LLP for fiscal years 2003 and 2004:

	2003	2004
Audit Fees	$30,000	$25,000
Audit-Related Fees	0	9,000
Tax Fees	0	3,000
All Other Fees	0	5,675

	$30,000	$42,675

        Audit fees are for the annual year-end audit. Audit related fees are primarily for quarterly reviews. All other fees were incurred in connection with a SB-2 registration statement filed by the Company. Tax fees include fees for preparing state and federal tax returns.

Pre-Approval Policy

        The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for the Company by its independent auditors.

        The Audit Committee meets prior to filing of any Form 10-QSB or 10-KSB to approve those filings. In addition, the board meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. Approximately 90% of all fees paid to our independent auditors are pre-approved by the Board of Directors.

        The Audit Committee has considered whether the provision of the above non-audit services is compatible with maintaining the auditors’ independence and has determined that such services have not adversely affected the auditors’ independence.

AUDIT COMMITTEE REPORT

        The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition (two independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d)(2) including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

        In accordance with its written charter adopted by the Board of Directors, which is attached hereto as Appendix A, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Ray L. Bergeson L. Daniel Kuechenmeister

OTHER BUSINESS

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 annual meeting of shareholders must be received by the Company by June 15, 2005, to be considered for inclusion in the Company’s proxy statement and related proxy for the 2005 annual meeting.

        Also, if a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the Company’s proxy statement and proxy is received by the Company after September 15, 2005, then management named in the Company’s proxy form for the 2005 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials.

FORM 10-KSB

        A COPY OF THE COMPANY’S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2004 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF DOTRONIX, INC. COMMON STOCK ON OCTOBER 28, 2004, THE RECORD DATE FOR THE 2004 ANNUAL MEETING, AND SHOULD BE DIRECTED TO ROBERT V. KLING, CHIEF FINANCIAL OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.

Appendix A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF DOTRONIX, INC. (October 22, 2004)

I.	PURPOSE

The primary function of the Audit Committee of Dotronix, Inc. (the “Company”) is to provide oversight by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors (the “Board”) of the Company have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•	Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.	MEMBERSHIP

                The Committee will be comprised of two or more directors elected by the Board, each of whom will be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any). Committee members will serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee will be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee will elect a Chair by majority vote of the Committee membership. In addition, no member of the Audit Committee will receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

                All Committee members will have a working familiarity with basic finance and accounting practices and will be able to read and understand financial statements at the time of their appointment to the Committee. At least one member of the Committee will be a “financial expert”, as such term is defined in applicable laws or regulations.

III.	RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

•	Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-Q or 10-K prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

•	Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors will report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’independence.

•	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•	Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•	Pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.

•	Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

•	Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

Audit Committee Report

•	Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report understanding that it will be used as required by applicable laws and regulations and knowledge of those requirements.

Related-Party Transactions

•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable laws and regulations.

Financial Reporting Processes

•	In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•	Consider and revise, if appropriate, the Company’s auditing and accounting principles and practices.

•	Consider the adequacy of the financial and accounting staff.

Ethical and Legal Compliance

•	Review periodically the Company’s Code of Business Conduct and Ethics applicable to Senior Financial Officers and management’s enforcement of such Code as it relates to the Company’s financial reporting process and internal control system.

•	Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures will allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.	AUTHORITY

                The Audit Committee will have the authority as and when it will determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.	At the expense of the Company, if required, conduct such studies, analyses and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by this Charter, the Board and applicable laws and regulations.

ii.	At the expense of the Company, have full and independent access to the Company’s outside counsel, other advisors and Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the Committee’s intention to interview Company personnel.

iii.	At the expense of the Company, to engage and consult independent consultants and advisors, including outside counsel or financial advisors different from the Company’s existing counsel or advisors, to assist it with its functions.

iv.	Have full and independent access to Company business and financial information.

v.	Take all action appropriate to the performance of the Committee’s duties.

V.	MEETINGS AND MINUTES

                The Committee will meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

                The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board Directors.

VI.	MANAGEMENT COOPERATION

        Management of the Company will cooperate with the Committee and render to the Committee such assistance as it may request for the purpose of carrying out its functions.

Appendix B

CHARTER FOR THE NOMINATING
COMMITTEE OF THE BOARD OF DIRECTORS OF
DOTRONIX, INC. (October 25, 2004)

I.	PURPOSE

                The Committee will be responsible for identifying and recommending to the Board of Directors (the “Board”) of Dotronix, Inc. (the “Company”) candidates for election to the Board and such other matters relating to Board membership as the Board may delegate from time to time or as applicable laws or regulations may require.

II.	MEMBERSHIP

                The Committee will be comprised two or more directors elected by the Board, each of whom will be independent (as such term is defined by applicable laws and regulations or the Company’s policies, if any).

                The Chair of the Committee will be elected by the Board or, if not elected by the Board, then by the majority of the members of the Committee. The Chair of the Committee will conduct the Committee meetings as well as represent the Committee at meetings of the Board.

III.	RESPONSIBILITIES

•	Periodically review the composition of the Board against the range(s) of skills and characteristics that will appropriately serve the needs and requirements of the Company.

•	Meet as necessary to consider Board member candidates, taking into account the Committee’s periodic review of the composition of the Board

•	Periodically evaluate the performance of Board members and recommend the termination of membership of Board members for cause or other appropriate reasons.

•	Perform any other activities consistent with this Charter and applicable laws and regulations, as the Committee or the Board deems necessary or appropriate.

IV.	AUTHORITY

                The Committee will have the authority, as and when it will determine to be necessary or appropriate to the functions of the Committee,

B-1

vi.	At the expense of the Company, if required, conduct such studies, analyses and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by this Charter, the Board and applicable laws and regulations.

vii.	At the expense of the Company, have full and independent access to the Company’s outside counsel, other advisors and Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the Committee’s intention to interview Company personnel.

viii.	At the expense of the Company, to engage and consult independent consultants and advisors, including outside counsel or financial advisors different from the Company’s existing counsel or advisors, to assist it with its functions

ix.	Have full and independent access to Company business and financial information.

x.	Take all action appropriate to the performance of the Committee’s duties.

V.	MEETINGS AND MINUTES

                The Committee will meet as frequently as circumstances. The Committee will maintain written minutes of its meetings. Such minutes will be made available to the members of the Board, and filed with the minutes of the meetings of the Board.

VI.	MANAGEMENT COOPERATION

                Management of the Company will cooperate with the Committee and render to the Committee such assistance as it may request for the purpose of carrying out its functions.

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Appendix C

DOTRONIX, INC.
1999 STOCK INCENTIVE PLAN, AS AMENDED

Section 1.   Purpose.

        The purpose of this Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, and independent contractors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.   Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a)       “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

        (b)       “Award” shall mean any Option, Restricted Stock, or Other Stock Grant granted under the Plan.

        (c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

        (d)       “Board” shall mean the Board of Directors of the Company.

        (e)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (f)       “Committee” shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

        (g)       “Company” shall mean Dotronix, Inc., a Minnesota corporation, and any successor corporation.

        (h)       “Director” shall mean a member of the Board.

        (i)       “Eligible Person” shall mean any employee, officer, consultant, or independent contractor providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

        (j)       “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall the last reported sale price of the Company’s Common Stock in open market transactions.

        (k)       “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

        (l)       “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

        (m)       “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (n)       “Other Stock Grant” shall mean any right granted under Section 6(c) of the Plan.

        (o)       “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

        (p)       “Person” shall mean any individual, corporation, partnership, association or trust.

        (q)       “Plan” shall mean the Dotronix, Inc. 2004 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

        (r)       “Restricted Stock” shall mean any Shares granted under Section 6(b) of the Plan.

        (s)       “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

        (t)       “Shares” shall mean shares of Common Stock, $0.05 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3.   Administration.

        (a)       Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

        (b)       Delegation.   The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

        (c)       Power and Authority of the Board of Directors.   Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.   Shares Available for Awards.

        (a)       Shares Available.   Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 500,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 500,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

        (b)       Accounting for Awards.   For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such

Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

        (c)       Adjustments.   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

        (d)       Award Limitations Under the Plan.   No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 5.   Eligibility.

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.   Awards.

        (a)       Options.   The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)	Option Term. The term of each Option shall be fixed by the Committee.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

        (b)       Restricted Stock.   The Committee is hereby authorized to grant Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)	Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iii)	Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.

        (c)       Other Stock Grants.   The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

        (d)       General.

(i)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

(iii)	Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(iv)	Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

(v)	Restrictions. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan and applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions.

Section 7.   Amendment and Termination; Adjustments.

        (a)       Amendments to the Plan.   The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)	would violate the rules or regulations of any securities exchange that are applicable to the Company; or

(ii)	would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

        (b)       Amendments to Awards.   The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

        (c)       Correction of Defects, Omissions and Inconsistencies.   The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.   Income Tax Withholding; Tax Bonuses.

        (a)       Withholding.   In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

        (b)       Tax Bonuses.   The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.   General Provisions.

        (a)       No Rights to Awards.   No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

        (b)       Award Agreements.   No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

        (c)       No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

        (d)       No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (e)       Governing Law.   The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

        (f)       Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

        (g)       No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (h)       No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (i)       Headings.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.   Effective Date of the Plan.

        The Plan shall be effective as of December 8, 2004, subject to approval by the shareholders of the Company within one year thereafter.

Section 11.   Term of the Plan.

        No Award shall be granted under the Plan after December 28, 2009 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

DOTRONIX, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, December 8, 2004
3:00 p.m.

The Meeting will be held at the offices of Fredrikson & Byron
200 South Sixth Street, Suite 4000
Minneapolis, Minnesota

Dotronix, Inc. 160 First Street Southeast New Brighton, MN 55112	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 8, 2004.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” all proposals.

By signing the proxy, you revoke all prior proxies and appoint Robert V. Kling and Kurt T. Sadler, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

1.	To set the number of directors at three (3):

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

2.	To elect three (3) members of the Board of Directors:

01 Ray L. Bergeson 02 L. Daniel Kuechenmeister 03 Kurt T. Sadler	☐	Vote FOR all nominees	☐	Vote WITHHELD from all nominees (except as withheld below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.	To approve an increase in the number of shares reserved under the Company’s 1999 Stock Incentive Plan from 250,000 shares to 500,000 shares:

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

4.	To approve and ratify selection of Lurie Besikof Lapidus & Company, LLP as the Company independent auditors for the current fiscal year.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

5.	In their discretion, the proxies are authorized to consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box ☐ Indicate changes below:	Date: ___________________________________________, 2004

Signature(s) in Box
Please sign exactly as name(s) appears on proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.